Lincoln Financial Group
Available-For-Sale ("AFS") by Industry Classifications
Amounts in Millions

	As of 6/30/2010					As of 3/31/2010
	Amortized	Unrealized	Unrealized	Fair	% Fair	Amortized	Unrealized	Unrealized	Fair	% Fair
AFS - Fixed Maturities	Cost	Gains	(Losses)	Value	Value	Cost	Gains	(Losses)	Value	Value
Corporate
Financial Services	$8,287	$429	$(158)	$8,558	12.8%	$8,471	$334	$(201)	$8,604	13.6%
Basic Industry	2,255	187	(32)	2,410	3.6%	2,291	141	(43)	2,389	3.8%
Capital Goods	3,328	283	(27)	3,584	5.4%	3,172	173	(32)	3,313	5.2%
Communications	2,913	258	(26)	3,145	4.7%	2,701	204	(40)	2,865	4.5%
Consumer Cyclical	2,584	221	(48)	2,757	4.1%	2,533	152	(56)	2,629	4.1%
Consumer Non-Cyclical	6,859	745	(3)	7,601	11.3%	6,137	411	(16)	6,532	10.3%
Energy	4,391	393	(56)	4,728	7.1%	4,327	331	(12)	4,646	7.3%
Technology	1,220	132	-	1,352	2.0%	1,192	83	(3)	1,272	2.0%
Transportation	1,268	117	(5)	1,380	2.1%	1,183	77	(9)	1,251	2.0%
Industrial Other	807	61	(6)	862	1.3%	697	44	(7)	734	1.2%
Utilities	9,588	800	(30)	10,358	15.4%	9,221	494	(54)	9,661	15.2%
ABS
CDOs [1]	129	14	(15)	128	0.2%	130	14	(14)	130	0.2%
CRE CDOs	49	-	(20)	29	0.0%	53	-	(22)	31	0.0%
Credit Card [1]	833	37	(6)	864	1.3%	831	25	(7)	849	1.3%
Home Equity	1,047	4	(324)	727	1.1%	1,062	2	(356)	708	1.1%
Manufactured Housing	116	4	(4)	116	0.2%	119	1	(7)	113	0.2%
Auto Loan	214	4	-	218	0.3%	218	5	-	223	0.4%
Other	228	19	(2)	245	0.4%	221	17	(3)	235	0.4%
CMBS
Non-Agency Backed	2,314	93	(274)	2,133	3.2%	2,374	79	(318)	2,135	3.4%
CMOs
Agency Backed	4,190	376	-	4,566	6.8%	4,276	287	(2)	4,561	7.2%
Non-Agency Backed	1,798	12	(361)	1,449	2.2%	1,812	8	(411)	1,409	2.2%
Pass Thrus
Agency Backed	3,273	151	-	3,424	5.1%	3,163	71	(10)	3,224	5.1%
Non-Agency Backed	63	1	(4)	60	0.1%	66	-	(6)	60	0.1%
Municipals
Taxable	2,425	121	(12)	2,534	3.8%	2,104	29	(28)	2,105	3.3%
Tax-Exempt	6	-	-	6	0.0%	18	-	-	18	0.0%
Government and Government Agencies
United States	1,030	130	(5)	1,155	1.7%	1,106	92	(10)	1,188	1.9%
Foreign	1,354	99	(15)	1,438	2.1%	1,327	60	(29)	1,358	2.1%
Hybrid and Redeemable Preferred Stock	1,320	22	(197)	1,145	1.7%	1,351	38	(172)	1,217	1.9%
AFS - Fixed Maturities	63,889	4,713	(1,630)	66,972	100.0%	62,156	3,172	(1,868)	63,460	100.0%
AFS - Equities	356	17	(127)	246		377	29	(96)	310
Total AFS Securities	64,245	4,730	(1,757)	67,218		62,533	3,201	(1,964)	63,770
Trading Securities [2]	2,333	326	(51)	2,608		2,351	244	(63)	2,532
Total AFS & Trading Securities	$66,578	$5,056	$(1,808)	$69,826		$64,884	$3,445	$(2,027)	$66,302

[1]
Includes amortized cost of $568 million ABS Credit Card assets that were reclassed from the ABS CLN assets as a result of adopting ASU 2009-17 as of January 1, 2010.  Refer to Note 4, "Variable Interest Entities," of our March 31, 2010 Form 10-Q for further details.

[2]
Certain of our trading securities support our modified coinsurance arrangements ("Modco") and the investment results are passed directly to the reinsurers.  Refer to the "Trading Securities" section of our 2009 Form 10-K for further details.

Lincoln Financial Group
AFS - Exposure to Residential MBS ("RMBS") and Related Collateral
As of 06/30/2010
Amounts in Millions

	Total		Prime/Agency		Prime/Non-Agency		Alt-A		Subprime
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
RMBS	$9,499	$9,324	$7,990	$7,463	$1,028	$1,244	$481	$617	$-	$-
ABS	727	1,047	-	-	-	-	272	374	455	673
Total	$10,226	$10,371	$7,990	$7,463	$1,028	$1,244	$753	$991	$455	$673

Rating
AAA	$8,649	$8,157	$7,973	$7,447	$328	$334	$137	$149	$211	$227
AA	158	185	-	-	32	39	99	115	27	31
A	121	152	17	16	10	10	55	63	39	63
BBB	75	99	-	-	54	64	10	18	11	17
BB and below	1,223	1,778	-	-	604	797	452	646	167	335
Total	$10,226	$10,371	$7,990	$7,463	$1,028	$1,244	$753	$991	$455	$673

Origination Year
2004 and prior	$3,540	$3,486	$2,675	$2,490	$346	$373	$290	$335	$229	$288
2005	1,474	1,597	902	828	186	240	220	286	166	243
2006	739	914	296	269	186	216	198	291	59	138
2007	1,583	1,594	1,228	1,100	310	415	45	79	-	-
2008	328	301	328	301	-	-	-	-	-	-
2009	1,582	1,528	1,581	1,524	-	-	-	-	1	4
2010	980	951	980	951	-	-	-	-	-	-
Total	$10,226	$10,371	$7,990	$7,463	$1,028	$1,244	$753	$991	$455	$673

Note:	This table does not include the fair value of trading securities totaling $285 million which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers. The $285 million in trading securities consisted of $256 million prime, $16 million Alt-A, and $13 million subprime.

Lincoln Financial Group
AFS - RMBS and Related Collateral
As of 06/30/2010
Amounts in Millions

Prime

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$3,021	$2,863	$2,963	$2,785	$28	$34	$26	$26	$1	$4	$3	$14
2005	1,088	1,068	912	838	-	-	-	-	51	57	125	173
2006	482	485	309	282	4	5	1	-	2	3	166	195
2007	1,538	1,515	1,228	1,100	-	-	-	-	-	-	310	415
2008	328	301	328	301	-	-	-	-	-	-	-	-
2009	1,581	1,524	1,581	1,524	-	-	-	-	-	-	-	-
2010	980	951	980	951	-	-	-	-	-	-	-	-
Total	$9,018	$8,707	$8,301	$7,781	$32	$39	$27	$26	$54	$64	$604	$797

Alt-A

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$290	$335	$132	$137	$88	$102	$44	$51	$10	$18	$16	$27
2005	220	286	5	12	-	-	11	12	-	-	204	262
2006	198	291	-	-	11	13	-	-	-	-	187	278
2007	45	79	-	-	-	-	-	-	-	-	45	79
Total	$753	$991	$137	$149	$99	$115	$55	$63	$10	$18	$452	$646

Subprime

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$229	$288	$151	$160	$27	$31	$7	$17	$3	$6	$41	$74
2005	166	243	60	67	-	-	32	46	8	11	66	119
2006	59	138	-	-	-	-	-	-	-	-	59	138
2009	1	4	-	-	-	-	-	-	-	-	1	4
Total	$455	$673	$211	$227	$27	$31	$39	$63	$11	$17	$167	$335

Lincoln Financial Group
AFS - ABS - Consumer Loan
As of 06/30/2010
Amounts in Millions

	Total		Credit Card [1]		Auto Loans
	Fair	Amortized	Fair	Amortized	Fair	Amortized
Rating	Value	Cost	Value	Cost	Value	Cost
AAA	$1,056	$1,021	$838	$807	$218	$214
BBB	26	26	26	26	-	-
Total	$1,082	$1,047	$864	$833	$218	$214

[1]	Includes amortized cost of $568 million ABS Credit Card assets that were reclassed from the ABS CLN assets as a result of adopting ASU 2009-17 as of January 1, 2010. Refer to Note 4, "Variable Interest Entities," of our
March 31, 2010 Form 10-Q for further details.
Note:	This table does not include the fair value of trading securities totaling $3 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers. The $3 million in trading securities consisted of credit card securities.

Lincoln Financial Group
AFS - CMBS
As of 06/30/2010
Amounts in Millions

	Total		Multiple Property		Single Property		CRE CDOs
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost
CMBS	$2,133	$2,314	$2,060	$2,200	$73	$114	$-	$-
CRE CDOs	29	49	-	-	-	-	29	49
Total	$2,162	$2,363	$2,060	$2,200	$73	$114	$29	$49

Rating
AAA	$1,491	$1,410	$1,462	$1,381	$29	$29	$-	$-
AA	293	302	285	292	8	10	-	-
A	125	143	106	122	12	13	7	8
BBB	122	144	102	120	6	6	14	18
BB and below	131	364	105	285	18	56	8	23
Total	$2,162	$2,363	$2,060	$2,200	$73	$114	$29	$49

Origination Year
2004 and prior	$1,433	$1,461	$1,379	$1,404	$44	$46	$10	$11
2005	417	478	379	403	27	60	11	15
2006	164	254	154	223	2	8	8	23
2007	148	170	148	170	-	-	-	-
Total	$2,162	$2,363	$2,060	$2,200	$73	$114	$29	$49

Note:	This table does not include the fair value of trading securities totaling $78 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers. The $78 million in trading securities consisted of $75 million CMBS and $3 million CRE CDOs.

Lincoln Financial Group
AFS - CMBS
As of 06/30/2010
Amounts in Millions

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$1,433	$1,461	$1,015	$976	$244	$252	$99	$110	$20	$23	$55	$100
2005	417	478	321	296	18	20	6	6	45	59	27	97
2006	164	254	81	74	21	20	7	6	27	32	28	122
2007	148	170	74	64	10	10	13	21	30	30	21	45
Total	$2,162	$2,363	$1,491	$1,410	$293	$302	$125	$143	$122	$144	$131	$364

Lincoln Financial Group
Commercial Mortgage Loan Portfolio, Net of Reserves
As of 06/30/2010
Amounts in Millions

LNC MORTGAGE LOAN DISTRIBUTION
Property Type	Amount	%	State	Amount	%
Office Building	$2,348	34.1%	CA	$1,429	20.8%
Industrial	1,839	26.7%	TX	600	8.7%
Retail	1,649	24.0%	MD	433	6.3%
Apartment	624	9.1%	VA	312	4.5%
Hotel/Motel	195	2.8%	FL	308	4.5%
Mixed Use	131	1.9%	TN	300	4.4%
Other Commercial	96	1.4%	AZ	292	4.2%
Total	$6,882	100.0%	WA	281	4.1%
			NC	253	3.7%
			GA	236	3.4%
			IL	231	3.4%
Geographic Region	Amount	%	PA	202	2.9%
Pacific	$1,814	26.4%	NV	202	2.9%
South Atlantic	1,679	24.4%	OH	183	2.7%
Mountain	685	10.0%	IN	161	2.3%
East North Central	657	9.5%	MN	149	2.2%
West South Central	634	9.2%	NJ	137	2.0%
Middle Atlantic	435	6.3%	SC	123	1.8%
East South Central	427	6.2%	MA	117	1.7%
West North Central	383	5.6%	OR	104	1.5%
New England	168	2.4%	Other states uner 2%	829	12.0%
Total	$6,882	100.0%	Total	$6,882	100.0%

Lincoln Financial Group
Additional Disclosure of Insured Bonds and Direct Exposure
As of 06/30/2010
Amounts in Millions

					Total
	Direct	Insured	Total	Total	Unrealized (Loss)	Total
Monoline Name	Exposure [1]	Bonds	Amortized Cost	Unrealized Gain	and OTTI	Fair Value
AMBAC	$-	$248	$248	$4	$(58)	$194
ASSURED GUARANTY LTD	30	-	30	-	(18)	12
FGIC	-	86	86	1	(26)	61
FSA	-	55	55	1	(2)	54
MBIA	12	149	161	15	(18)	158
MGIC	11	6	17	-	(1)	16
PMI GROUP INC	27	-	27	-	(10)	17
RADIAN GROUP INC	19	-	19	-	(3)	16
XL CAPITAL LTD	72	63	135	2	(12)	125
Total	$171	$607	$778	$23	$(148)	$653

[1]	Additional direct exposure through credit default swaps with a notional totaling $20 million is excluded from this table.
Note:	This table does not include the fair value of trading securities totaling $30 million which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers. The $30 million in trading securities consisted of $10 million of direct exposure and $20 million of insured exposure. This table also excludes insured exposure totaling $12 million for a guaranteed investment tax credit partnership.